Exhibit 99.2

Texas Industries Inc. & Subsidiaries

Notes to Unaudited Pro Forma Condensed Combined Financial Information

Note 1 – Basis of Pro Forma Presentation

The following unaudited pro forma condensed combined financial information adjusts the historical consolidated financial statements of Texas Industries Inc. & Subsidiaries (“Texas Industries”) for the disposal of its expanded shale and clay lightweight aggregates manufacturing business, and combines the historical unaudited financial statements of the ready-mix concrete and certain aggregate distribution businesses given as consideration by Trinity Industries, Inc. (“Trinity Industries”).

Texas Industries has a fiscal year end of May 31, and the statements of operations for the businesses received as consideration from Trinity Industries have been converted from a calendar year end to a fiscal year end of March 31.  As permitted by the U.S. Securities and Exchange Commission (“SEC”) rules and regulations, Texas Industries has combined the Texas Industries consolidated statements of operations for the fiscal years ended May 31, 2012, 2011, and 2010 with the statements of operations for the businesses received as consideration from Trinity Industries for the respective years ended March 31, 2012, 2011, and 2010, for the purposes of the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheets as of May 31, 2012 and 2011 are presented as if the disposition had occurred on May 31, 2012 and 2011 respectively.

The unaudited pro forma condensed combined statement of operations of Texas Industries and the businesses received as consideration from Trinity Industries for fiscal years ended May 31 2012, 2011, 2010 are presented as if the disposition had taken place on June1 for each respective year.

Texas Industries accounts for acquisitions under Accounting Standard Codification (“ASC”) 805 “Business Combinations”.  In accordance with the acquisition method of accounting, Texas Industries allocates the purchase price of the acquired company to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values.  The excess of the purchase price over the net tangible and identifiable intangible assets is assigned to goodwill.

The valuation of the consideration received and the related allocation of the purchase price among the certain assets and liabilities received in the consideration has not been completed.  As a result the information shown below is preliminary and subject to adjustments upon completion the valuation analysis.

The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the consolidated results of operations or financial position of Texas Industries that would have been reported had the disposition been completed as of the dates presented, and should not be taken as representative of future consolidated results of operations or financial position of Texas Industries.  The unaudited pro forma condensed combined financial statements do not reflect any operation efficiencies and cost savings that Texas Industries may achieve with respect to the combined companies.

The unaudited pro forma condensed combined financial statements should be read in conjunction with historical  consolidated financial statement and accompanying notes of Texas Industries’ Annual Report on Form 10-K for the fiscal years ending May 31, 2012, 2011, and 2010.

Exhibit 99.2

Texas Industries Inc. & Subsidiaries

Notes to Unaudited Pro Forma Condensed Combined Financial Information

Note 2 – Preliminary Valuation

Ready Mix Concrete and Aggregate Distribution Businesses

On March 22, 2013 Texas Industries disposed of its expanded shale and clay manufacturing business and related assets and received as consideration 42 ready-mix concrete plants stretching from Texarkana to Beaumont in east Texas and in southwestern Arkansas, two aggregate distribution facilities in Beaumont and Port Arthur, Texas, $8.5 million in cash and related assets and consideration from Trinity Industries.

The total preliminary valuation of the consideration received by Texas Industries for its expanded shale and clay manufacturing business and related assets is estimated at $59.6 million and comprised of cash of $8.5 million plus cash received in the amount of $5.5 million in consideration for prepaid assets and certain expanded shale and clay manufacturing inventories, tangible personal and real property and other assets valued at $45.6 million.  This estimate will be subject to a final valuation expected to be completed during our fourth quarter 2013.

Note 3 – Pro Forma Adjustments

In preparation of the proforma unaudited financial statements the following adjustments have been recorded:

a)	Represents cash consideration of $8.5 million plus cash received in the amount of $5.5 million in consideration for prepaid assets and certain expanded shale and clay manufacturing inventories.

b)	Represents estimated fair value of the inventories comprising the ready mix concrete and aggregated businesses received as consideration

c)	Represents estimated fair value of the tangible personal and real properties comprising the ready mix concrete and aggregated businesses received as consideration

d)	Represents the estimated fair value of the note receivable for the annual payments resulting from the sale of certain expanded shale and clay manufacturing inventories over a ten year period

EXHIBIT 99.2
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET
AS OF MAY 31, 2012

	As Originally Reported	Disposal Group	Adjustments		Pro Forma
	May 31,	May 31,	May 31,		May 31,
In thousands	2012	2012	2012		2012
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$88,027	-	$14,033	a	$102,060
Receivables - net	98,836				98,836
Inventories	129,514	30,073	6,000	b	105,441
Deferred income taxes and prepaid expenses	19,007				19,007
TOTAL CURRENT ASSETS	335,384	30,073	20,033		325,344
PROPERTY, PLANT AND EQUIPMENT
Land and land improvements	172,247	4,074	7,000	c	175,173
Buildings	51,982	2,415			49,567
Machinery and equipment	1,184,651	42,212	27,000	c	1,169,439
Construction in progress	437,166	614			436,552
	1,846,046	49,314	34,000		1,830,732
Less depreciation and depletion	650,450	39,044			611,406
	1,195,596	10,271	34,000		1,219,325
OTHER ASSETS
Goodwill	1,715	-	-		1,715
Real estate and investments	20,865	-	-		20,865
Deferred income taxes and other charges	23,368	-	6,200	d	29,568
	45,948	-	6,200		52,148
	$1,576,928	$40,344	$60,233		$1,596,817
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable	$64,825	-	-		$64,825
Accrued interest, compensation and other	61,317	-	-		61,317
Current portion of long-term debt	1,214	-	-		1,214
TOTAL CURRENT LIABILITIES	127,356	-	-		127,356
LONG-TERM DEBT	656,949	-	-		656,949
OTHER CREDITS	96,352	-	-		96,352
SHAREHOLDERS' EQUITY
Common stock, $1 par value; authorized 100,000 shares; issued and outstanding 27,996 shares	27,996	-	-		27,996
Additional paid-in capital	488,637	-	-		488,637
Retained earnings	204,136	40,344	60,233		224,025
Accumulated other comprehensive loss	(24,498)	-	-		(24,498)
	696,271	40,344	60,233		716,160
	$1,576,928	$40,344	$60,233		$1,596,817

EXHIBIT 99.2
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET
AS OF MAY 31, 2011

	As Originally Reported	Disposal Group	Adjustments		Pro Forma
	May 31,	May 31,	May 31,		May 31,
In thousands	2011	2011	2011		2011
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$116,432	$-	$14,033	a	$130,465
Receivables - net	85,817				85,817
Inventories	140,646	29,567	6,000	b	117,079
Deferred income taxes and prepaid expenses	22,040				22,040
TOTAL CURRENT ASSETS	364,935	29,567	20,033		355,401
PROPERTY, PLANT AND EQUIPMENT
Land and land improvements	158,232	4,531	7,000	c	160,701
Buildings	59,320	2,415			56,905
Machinery and equipment	1,222,560	42,333	27,000	c	1,207,227
Construction in progress	357,638	430			357,208
	1,797,750	49,709	34,000		1,782,041
Less depreciation and depletion	642,329	38,114			604,215
	1,155,421	11,595	34,000		1,177,826
OTHER ASSETS
Goodwill	1,715	-	-		1,715
Real estate and investments	6,749	-	-		6,749
Deferred income taxes and other charges	22,191	-	6,200	d	28,391
	30,655	-	6,200		36,855
	$1,551,011	$41,162	$60,233		$1,570,082
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable	$56,787	$-	$-		$56,787
Accrued interest, compensation and other	58,848	-	-		58,848
Current portion of long-term debt	73	-	-		73
TOTAL CURRENT LIABILITIES	115,708	-	-		115,708
LONG-TERM DEBT	652,403	-	-		652,403
OTHER CREDITS	87,318	-	-		87,318
SHAREHOLDERS' EQUITY
Common stock, $1 par value; authorized 100,000 shares; issued and outstanding 27,887 shares	27,887	-	-		27,887
Additional paid-in capital	481,706	-	-		481,706
Retained earnings	198,751	41,162	60,233		217,822
Accumulated other comprehensive loss	(12,762)	-	-		(12,762)
	695,582	41,162	60,233		714,653
	$1,551,011	$41,162	$60,233		$1,570,082

EXHIBIT 99.2
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2012

	As Originally Reported	Disposal Group	Adjustments	Pro Forma
	Year Ended May 31	Year Ended May 31	Year Ended May 31	Year Ended May 31
In thousands except per share	2012	2012	2012	2012
NET SALES	$647,003	$52,898	$123,112	$717,217
Cost of products sold	601,256	40,682	110,584	671,158
Gross Profit	45,747	12,216	12,528	46,059

Selling, general and administrative	73,057	4,708	7,167	75,516
Restructuring charges	3,216	48	-	3,168
Interest	34,835	-	-	34,835
Loss on debt retirements	-	-	-	-
Other income	(73,833)	(727)		(73,106)
	37,275	4,029	7,167	40,413
INCOME (LOSS) BEFORE INCOME TAXES	8,472	8,187	5,361	5,646

Income taxes (benefit)	996	2,638	1,938	296
NET INCOME (LOSS)	$7,476	$5,549	$3,423	$5,350

Net income (loss) per share
Basic	$0.27	$0.20	$0.12	$0.19
Diluted	$0.27	$0.20	$0.12	$0.19

Average shares outstanding
Basic	27,914	27,914	27,914	27,914
Diluted	28,016	28,016	28,016	28,016

EXHIBIT 99.2
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2011

	As Originally Reported	Disposal Group	Adjustments	Pro Forma
	Year Ended May 31	Year Ended May 31	Year Ended May 31	Year Ended May 31
In thousands except per share	2011	2011	2011	2011
NET SALES	$621,813	$49,908	$143,904	$715,809
Cost of products sold	596,510	39,586	121,273	678,197
	25,303	10,322	22,631	37,612

Selling, general and administrative	76,420	4,370	6,603	78,653
Interest	47,583	-	-	47,583
Loss on debt retirements	29,619	-	-	29,619
Other income	(21,512)	(589)		(20,923)
	132,110	3,781	6,603	134,932
	(106,807)	6,541	16,028	(97,320)

Income taxes (benefit)	(41,894)	1,982	5,720	(38,156)
	$(64,913)	$4,559	$10,308	$(59,164)

Net income (loss) per share
Basic	$(2.33)	$0.16	$0.37	$(2.13)
Diluted	$(2.33)	$0.16	$0.37	$(2.13)

Average shares outstanding
Basic	27,825	27,825	27,825	27,825
Diluted	27,825	27,825	27,825	27,825

EXHIBIT 99.2
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2010

	As Originally Reported	Disposal Group	Adjustments	Pro Forma
	Year Ended May 31	Year Ended May 31	Year Ended May 31	Year Ended May 31
In thousands except per share	2010	2010	2010	2010
NET SALES	$621,064	$49,380	$166,538	$738,222
Cost of products sold	562,066	36,981	144,615	669,700
	58,998	12,399	21,923	68,522

Selling, general and administrative	79,415	3,883	8,217	83,749
Interest	52,240	-	-	52,240
Loss on debt retirements	-	-	-	-
Other income	(10,666)	(623)		(10,043)
	120,989	3,260	8,217	125,946
	(61,991)	9,139	13,706	(57,424)

Income taxes (benefit)	(23,138)	2,948	4,903	(21,183)
	$(38,853)	$6,191	$8,803	$(36,241)

Net income (loss) per share
Basic	$(1.40)	$0.22	$0.32	$(1.31)
Diluted	$(1.40)	$0.22	$0.32	$(1.31)

Average shares outstanding
Basic	27,744	27,744	27,744	27,744
Diluted	27,744	27,744	27,744	27,744